                                                                  Exhibit 10.2

                            AMENDMENT NO. 3 TO THE
                               CREDIT AGREEMENT

                                                      Dated as of April 13, 2000

          AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), Banque Nationale de Paris, as collateral agent (the "AGENT") and Bank of America, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders, the Agent and the Administrative Agent have entered into a Credit Agreement dated as of June 30, 1999 ( as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower, the Required Lenders and all the Working Capital Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The definition of "Fixed Charge Coverage Ratio" in Section 1.01 is hereby amended by inserting at the end thereof the following new language:

          ";provided, however, that solely in respect of the Rolling Periods ending in March 2000, June 2000 and September 2000, exclusively, Fixed
Charge Coverage Ratio shall men, with respect to the Borrower, the ratio of (a) Consolidated EBITDA for the Borrower and its Subsidiaries for each of such Rolling Periods less income taxes of the Borrower and its Subsidiaries that have
                ----
been paid in cash during each of such Rolling Periods to (b) the sum of (i) Interest Expense, excluding (A) interest not payable in cash of the Borrower and its Subsidiaries and (B) amortized financing fees paid in cash at the closing of the Merger that would otherwise constitute Interest Expense, in each case during each of such Rolling Periods and (ii) regularly scheduled principal payments of Funded Debt (excluding principal payments of MDC Subordinated Debt) of the Borrower and its Subsidiaries made during each of such Rolling Periods".

        (b) Section 5.04(a) is hereby amended by (i) replacing the following language in subsection (i) thereof

        --------------------------------------------
        "February 2000                    3.00:1.00
         March 2000                       3.00:1.00"
        --------------------------------------------

with the following

        --------------------------------------------
        "February 2000                    3.10:1.00
         March 2000                       3.55:1.00"
        --------------------------------------------

and (ii) replacing the following language in subsection (ii) thereof

        --------------------------------------------
        "June 2000                        3.00:1.00
         September 2000                   3.00:1.00"
        --------------------------------------------

with the following

        --------------------------------------------
        "June 2000                        3.70:1.00
         September 2000                   3.70:1.00"
        --------------------------------------------

        (c) Section 5.04(b) is hereby attended in full to read as follows:

        "(b) Fixed Charge Coverage Ratio.  Maintain on a Consolidated basis for
             ----------------------------
itself and its Subsidiaries a Fixed Charge Ratio (i) for each Rolling Period set forth below of not less than the ratio set forth below for such Rolling Period determined as of the last of each month ending the following Rolling Periods:

        --------------------------------------------
        March 2000                        1.65:1.00
        --------------------------------------------
        June 2000                         1.55:1.00
        --------------------------------------------
        September 2000                    1.45:1.00
        --------------------------------------------

        or (ii) thereafter through December 2003, determined as of the last day of each fiscal quarter ending in such Rolling Period, in each and every such case, of not less that 1.10:1.00."

        (d) Section 5.04(c) is hereby amended by replacing the following language set out in the table

        --------------------------------------------
        "June 2000                        3.50:1.00
         September 2000                   3.50:1.00"
        --------------------------------------------

with the following

        --------------------------------------------
        "June 2000                        3.00:1.00
         September 2000                   2.75:1.00"
        --------------------------------------------

        (e) Section 5.04(d) is hereby amended by replacing the amount "$32,5000,000 set out in the table with the new amount of "$25,000,000".

        (f) Schedule I thereto is replaced in full by Schedule I hereto.

        SECTION 2. Conditions of Effectiveness.  This Amendment shall become
                   ----------------------------
effective as of the date first above written (the "Effective Date") when, and only when, the following conditions precedent have been satisfied:

        (a) The Agent shall have received on or before the Effective Date, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party:

                (i) counterparts of this Amendment executed by the Borrower and the Required Lenders and each Working Capital Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment;

                (ii) the consent attached hereto executed by each Guarantor (the "Consent");

                (iii) a certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby, and (B) each Guarantor approving the Consent and the matters contemplated thereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby;

        (iv) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder; and

                (v) a favorable opinion of Morgan, Lewis & Bockius, counsel for the Borrower, as to the due execution, validity and enforceability of this Amendment, the Loan Documents (as by this Amendment), and the Consent and as to such other matters as any Lender through the Agent may reasonably request.

        (b) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable not he Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgement of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated herby.

        (c) On the Effective Date, the following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                (i) the representations and warranties contained in Section 4.01 of the Credit Agreement ar correct on and as of the Effective Date; and

                (ii) no Default exists under the Credit Agreement;

        (d) The Borrower shall have paid to the Agent for the account of each Lender that executes this Amendment an amendment fee equal to 0.25% on the sum of the Commitments of each such Lender.

        (e) The Borrower shall have paid all costs and expenses required under
Section 5 hereof.

        This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

        SECTION 3. Representations and Warranties of the Borrower.  The Borrower
                   -----------------------------------------------
represents and warrants as follows:

        (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

        (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

                (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                (d) This Amendment has been duly executed and delivered by the Borrower. This amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01(j) to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

                (f) The representations and warranties contained in each Loan Document are true and correct on and as of the date of the Amendment, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of this Amendment, in which case as of such specific date.

                (g) No Defaults exists under the Credit Agreement.

        SECTION 4. Reference to and Effect on the Credit Agreement and the Loan
                   ------------------------------------------------------------
Documents. (a) On and after the effectiveness of this Amendment, each reference
---------
in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

        (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all
                   ------------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

        SECTION 6. Execution in Counterparts. This Amendment may be executed in
                   -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 7. Governing Law. This Amendment shall be governed by, and
                   -------------
construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                    TELESPECTRUM WORLDWIDE, INC.


                                                    By
                                                      --------------------------
                                                      Title:

          to prepay Term D Advances owing to Term D Lenders other than to Term D Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term D Advances owing to Term D Lenders that are Declining Lenders shall instead be applied ratably to prepay, first, the remaining Term A Advances, second, the remaining Term B Advances (other than Term B Advances owing to Term B Lenders that are Declining Lenders), and third, the remaining Term C Advances (other than Term C Advances owing to Term C Lenders that are Declining Lenders), (ii) an amount equal to that portion of the Prepayment Amount available to prepay Term C Lenders (less any amounts that would otherwise be payable to Term C Lenders that are Declining Lenders) shall be applied to prepay Term C Advances owing to Term C Lenders other than to Term C Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term C Advances owing to Term C Lenders that are Declining Lenders shall instead be applied ratably to prepay, first, the remaining Term A Advances, and second, the remaining Term B Advances (other than Term B Advances owing to Term B Lenders that are Declining Lenders), and
          (iii) an amount equal to that portion of the Prepayment Amount available to prepay Term B Lenders (less any amounts that would otherwise be payable to Term B Lenders that are Declining Lenders) shall be applied to prepay Term B Advances owing to Term B Lenders other than Term B Lenders that are Declining Lenders and any amounts that would otherwise have been applied to prepay Term B Advances owing to Term B Lenders that are Declining Lenders shall instead be applied ratably to prepay the remaining Term A Advances, in the case of each of clauses (i) and (ii) hereof as provided in Sections 2.06(a) and
          (b); provided further that on prepayment in full of Term Advances owing to Term Lenders other than Declining Lenders, the remainder of any Prepayment Amount shall be applied ratably to prepay Term Advances owing to Declining Lenders.

          (q) Section 2.08(a) is amended by adding "or unused Revolving Credit Commitment" after "Unused Working Capital Commitment".

          (r)  Section 2.15(a) is amended by:

               (i) adding ", Term D Note, Revolving Credit Note" after "Term C Note";

               (ii) adding ", the Term D Commitment, the Working Capital Commitment" after " Term C Commitment'.

          (s) Section 2.15(d) is amended by adding ", Term D Notes, Revolving Credit Notes" after "Term C Notes".

          (t) Section 3.02(iii) is amended by adding ", Revolving Credit Advance" after "Working Capital Advance," and by adding " plus Revolving Credit Advances" after "Working Capital Advances".

          (u) A new Section 3.02(iv) is added as follows:

               "(iv) for each Revolving Credit Advance, the aggregate Unused Working Capital Commitments of the Working Capital Lenders is less than $1,000,000;".

          (v) Section 7.05(a) is amended by adding "and (e) their respective unused Revolving Credit Commitments" after "(d) their respective Unused Working Capital Commitments".

          (w) Schedule I is replaced in full by Schedule I in the form attached hereto.

          (q) New Exhibits A-5, A-6, B and G are added in the form of each such Exhibit attached hereto.

          SECTION 2.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, the following conditions precedent have been satisfied:

          (a) The Agent shall have received on or before the Effective Date, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party:

               (i) counterparts of this Amendment executed by the Borrower and the Required Lenders and each Revolving Credit Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment;

               (ii) the consent attached hereto executed by each Guarantor (the "CONSENT");

               (iii) certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby, and (B) each Guarantor approving the Consent and the matters contemplated thereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby;

               (iv) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder; and

               (v) a favorable opinion of Morgan, Lewis & Bockius LLP, counsel for the Borrower, as to the due execution, validity and enforceability of this Amendment, the Loan Documents (as amended by this Amendment), and the Consent and as to such other matters as any Lender through the Agent may reasonably request.

          (b) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgement of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

          (c) On the Effective Date, the following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

               (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the Effective Date; and

               (ii) no Default exists under the Credit Agreement.

          (d) The Borrower shall have paid to the Agent for the account of each Lender that executes this Amendment an amendment fee equal to 0.25% on the sum of the Commitments of each such Lender.

          (e) The Borrower shall have paid all costs and expenses required under
Section 5 hereof.

          This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 3.  Representations and Warranties of the Borrower.  The
                      ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01(j) to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

          (f) The representations and warranties contained in each Loan Document are true and correct on and as of the date of the Amendment, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of this Amendment, in which case as of such specific date.

          (g) No Defaults exists under the Credit Agreement.

          SECTION 4.  Reference to and Effect on the Credit Agreement and the
                      -------------------------------------------------------
Loan Documents.  (a)  On and after the effectiveness of this Amendment, each
--------------
reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    TELESPECTRUM WORLDWIDE, INC.

                                                   By_____________________
                                        Title:

                                    BANQUE NATIONALE DE PARIS,
                                    as Agent and as Lender

                                                   By_____________________
                                        Title:

                                                   By_____________________
                                        Title:

                                    BANK OF AMERICA, N.A.
                                    as Administrative Agent and as Lender

                                                   By_____________________
                                        Title:

                                    BANKBOSTON, N.A.

                                                   By_____________________
                                        Title:

                                    IBJ WHITEHALL BANK & TRUST
                                     COMPANY

                                                   By_____________________
                                        Title:

                                    VAN KAMPEN PRIME RATE
                                     INCOME TRUST

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    VAN KAMPEN SENIOR FLOATING
                                     RATE FUND

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    VAN KAMPEN SENIOR
                                     INCOME TRUST

                                                   By_____________________
                                        Title: Senior Vice President & Director

                                    WELLS FARGO BANK, N.A.

                                                   By_____________________
                                        Title:

                                    FIRST SOURCE FINANCIAL LLP
                                    By First Source Financial, Inc.,
                                     its agent /manager

                                                   By_____________________
                                        Title:

                                    KZH ING-1 LLC

                                                   By_____________________
                                        Title:

                                    KZH ING-2 LLC

                                                   By_____________________
                                        Title:



                                    KZH ING-3 LLC

                                                   By_____________________
                                        Title:

                                    ARCHIMEDES FUNDING, L.L.C.
                                    By: ING Capital Advisors LLC,
                                    as Collateral Manager

                                                   By_____________________
                                        Title:

                                    ARCHIMEDES FUNDING II, LTD.
                                    By: ING Capital Advisors LLC,
                                    as Collateral Manager

                                                   By_____________________
                                        Title:




                                    FIRST DOMINION FUNDING III

                                                   By_____________________
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE

                                                   By_____________________
                                        Title:

                                    CONSENT

                                    Dated as of April __, 2000

          The undersigned, each Guarantor under either (x) the Guaranty dated as of June 30, 1999 (the "U.S. Guaranty") in favor of the Secured Parties (as
                       -------------
defined in the Credit Agreement referred to in the foregoing Amendment) or (y) the Guaranty dated as of June 30, 1999 (the "Canadian Guaranty" and collectively
                                             -----------------
with the U.S. Guaranty, the "Guaranties") in favor of the Secured Parties (as
                             ----------
defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty to which each of the undersigned is a party and each of the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each Guaranty and each of the Collateral Docuemnts to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                    TLSP TRADEMARKS, INC.

                                                   By_____________________
                                        Title:

                                    TELESPECTRUM GOVERNMENT
                               SERVICES, INC.

                                                   By_____________________
                                        Title:



                                    CRW FINANCIAL INC.

                                                   By_____________________
                                        Title:

                                    TELESPECTRUM WORLDWIDE
                                    (CANADA) INC.

                                                   By_____________________
                                        Title: